Alpha Natural Resources

Credit Suisse North American Metals and Mining Conference

November 15, 2011

Todd Allen
VP, Investor Relations

Forward-Looking Statements

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Third Party Information

This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.



Leading U.S. Producer with Global Reach



- Leading US supplier and exporter of metallurgical coal with expertise in blending and optimization
  Globally → # 3 in metallurgical coal, # 5 overall
- One of the most regionally diversified producers in the US
- More export terminal capacity than any other US producer
- Significant margin and free cash flow enhancement opportunities through synergies & optimization
- Focus on successful post-merger integration, consistent execution and positive free cash-flow generation
- Member of the S&P 500 index

Alpha Natural Resources

Market Overview

BRICs Drive Global Growth



Coal – World's Fastest Growing Fuel

Alpha Natural Resources



Number of Years When Fuel Led Annual Growth
Coal
6
19
Gas
5
4
Liquids
7
1
Renewables
2
Nuclear
1
0
10
20
30
Years
Historical 1991-2009
Forecast 2010-2035

- World coal use grew more than gas, liquids, nuclear and renewables in 6 of the 19 years between 1991 and 2009
- Coal use is forecasted to grow more than competing fuels in 19 of the 26 years between 2010 and 2035
- World electricity demand is expected to grow by 90% or 4,160 gigawatts from 2008 to 2035, more than 4 times existing US capacity
  - *Approximately 80% of which is projected to be coal fired*

Source: EIA, July 2010

2010 Global Coal Production Leaders

Alpha Natural Resources


342mm tons
75mm tons
1,085mm tons
3,661mm tons
627mm tons
83mm tons
396mm tons
449mm tons
276mm tons
Leading Seaborne Supplier
Leading Seaborne Buyer

Country	2010 Production (mm tons)
China	3,661
US	1,085
India	627
Australia	449
Indonesia	396
Russia	342
South Africa	276
Colombia	83
Canada	75

Sources: IEA, EIA

Alpha Natural Resources

BRIC nations are at the steepest part of the steel intensity curve

Steel Intensity by Country *(bubble size proportional to population)*


Apparent Steel Consumption per Capita (lbs/capita)
3,000
2,500
2,000
1,500
1,000
500
-
South Korea
Czech Republic
Japan
Germany
Sweden
Spain
US
France
Netherlands
UK
China
Russia
Brazil
India
10,000
20,000
30,000
40,000
50,000
60,000
GDP per capita (US$/capita)

Steel use in 2012 compared with 2007

Developed World


-15%

Developing World


+44%

Source: IMF, US Census Bureau, WSA

India and China Driving Asian Met Imports

Alpha Natural Resources

- Asian met coal imports growing at a 11% CAGR
- Recent data suggests that the trend continues
  - *September YTD world steel production was 1.13 billion tonnes, up 8.2% YOY*
  - *China and Korea's September YTD production was up 10.7% and 18.7%, respectively, while Japanese production decreased by 1.1% compared to the same period last year*


Asian Met Coal Imports (000's tons)
11% CAGR
250,000
200,000
150,000
100,000
50,000
-
2007
2008
2009
2010E
2011F
2012F
2013F
Asia Total
Mainland China
India
Japan
R. of Korea
Taiwan

Source: McCloskey, WSA

Leading Coal Supplier Globally

- *#3 in global met shipment*
- *#5 in total coal shipments*


2010 Total Coal Production
MM tons
500
400
300
200
100
0
479
246
225
178
124
123
97
95
64
14
Coal India
Peabody
Shenhua
PF Arch+ICG
PF Alpha+Massey
China Coal
Suek
Cloud Peak
Consol
PF Walter+Western


2010 Global Met Sales
MM tons
45
40
35
30
25
20
15
10
5
0
41.3
25.7
19.8
16.6
15.9
15.4
11.2
9.8
7.8
BMA
Teck
PF Alpha+Massey
Anglo
Xstrata
Mechel
PF Walter+Western
Peabody
PF Arch+ICG

Notes: Massey Pro Forma for Cumberland; assumes 2MM tons of coal production in 2010 prior to MEE acquisition of Cumberland
- Estimate

Source: Company filings and Alpha management

Top US Based Coal Companies

Alpha Natural Resources

2010 Revenue (mm)


$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$6,860
$6,527
$4,411
$4,353
$2,035
$1,588
$701
$637
Peabody
Alpha pro forma (ANR+MEE)
Consol*
Arch pro forma (ACI+ICO)
Patriot
Walter
James River
Cliffs*

2010 Tons Sold (mm)


300
250
200
150
100
50
0
245.9
177.6
121.9
63.9
30.9
8.9
8.5
5.0
Peabody
Arch pro forma (ACI+ICO)
Alpha pro forma (ANR+MEE)
Consol
Patriot
James River
Walter
Cliffs

* Coal Revenue only
Source: Company Reports

Domestic Industry Consolidation

Alpha Natural Resources



Production Share of Top Coal Producers
60.0%
40.0%
20.0%
0.0%
37.1%
13.9%
45.9%
16.6%
50.6%
13.1%
58.0%
13.3%
1995
2000
2005
2010
Top 5
Next 5
Linear (Top 5)

Major Coal Producers 1995		
1	Peabody	13.5%
2	Cyprus	7.4%
3	Consol	6.7%
4	Kennecott (Rio Tinto)	5.2%
5	ARCO	4.4%
6	Zeigler	3.4%
7	Kerr-McGee	3.0%
8	North American Coal	2.6%
9	Texas Utilities	2.5%
10	Montana Power	2.4%
	Top 5	37.1%
	Top 10	51.0%

Major Coal Producers 2000		
1	Peabody	13.1%
2	Arch	10.1%
3	Kennecott (Rio Tinto)	9.9%
4	Consol	6.9%
5	RAG	5.9%
6	AEI Resources	4.8%
7	Massey	3.8%
8	Vulcan Partners	3.1%
9	North American Coal	2.5%
10	TXU Corp.	2.4%
		45.9%
		62.5%

Major Coal Producers 2005		
1	Peabody	17.8%
2	Rio Tinto	10.9%
3	Arch	10.4%
4	Consol	5.8%
5	Foundation	5.7%
6	Massey	3.7%
7	North American Coal	2.7%
8	Westmoreland Coal	2.6%
9	TXU Corp.	2.0%
10	Alliance Coal	1.9%
		50.6%
		63.7%

Major Coal Producers 2010		
1	Peabody	17.6%
2	Arch*	15.5%
3	Alpha Natural**	10.7%
4	Cloud Peak (Rio Tinto)	8.7%
5	Consol	5.5%
6	North American Coal	3.1%
7	Patriot	2.7%
8	Alliance Holdings	2.6%
9	Peter Kiewit	2.5%
10	Energy Future	2.4%
		58.0%
		71.3%

* Pro forma including International Coal

** Pro forma including Massey

Sources: SNL, EIA

Alpha Natural Resources Overview

Creating an Industry Leader

Alpha Natural Resources

Origins: in less than 10 years …


Alpha Natural Resources
ANR
NYSE
14

2005 — Initial Public Offering

2011 — World's fifth-largest coal supplier and #3 in global met shipments



2002 — A concept scribbled on a legal pad



Robust Growth in Thermal and Met Segments

Alpha Natural Resources

In less than 10 years . . .


140
120
100
80
60
40
20
0
Millions of tons shipped
26.7
29.1
28.5
26.9
47.2
84.8
106.0
125.0
2005
2006
2007
2008
2009
2010
2011E
2012E
Note: 2011E and 2012E are midpoints of guidance
Steam
Met

- Grown from a small regional player to
  - A leading global supplier of met and steam coal
  - Largest US exporter of coal
  - Largest port capacity of any US producer
  - One of the most diversified US suppliers

- Third largest global supplier of met
- Significant expected 35% CAGR in met shipments from 2010 to the midpoint of 2013 target range


Met Shipment Growth
Millions of tons shipped
30.0
25.0
20.0
15.0
10.0
11.9
18.5-
20.5*
23.5-
26.5*
28-30**
2010
2011E
2012E
2013E

* Recent guidance ranges provided in Alpha's 3Q11 earnings press release issued 11/3/11

** Alpha's publicly stated target range for 2013 met coal shipments

Multiple Organic Met Coal Opportunities

Alpha Natural Resources

Barrett - AMFIRE
- Reserve – 4 MT
- Production cap. – 300-400K/yr.
- Mine life – 10+ years
- Capex – ~ $10million

Freeport – PA Services
- Reserve – 68MT
- Production cap. – 3mm/yr.
- Mine life – 20+ years
- Capex – $350+ million

Workman Creek – N. CAPP
- Reserve – 42MT (Beckley Seam)
- Production cap. – 500-750k/yr.
- Mine life – 50+ years
- Capex – TBD



Barrett Mine
Freeport Mine
Cresson Mine
Workman Creek
Marianna
Deep Mine 41
PENNSYLVANIA
OHIO
WEST VIRGINIA
VIRGINIA

Cresson - AMFIRE
- Reserve – 25MT
- Production cap. – 600-750K/yr.
- Mine life – 30+ years
- Capex – $15-20 million

Marianna – Central CAPP
- Reserve – 18MT
- Production cap. – 1mm/yr.
- Mine life – 15+ years
- Capex – $60+ million

Deep Mine #41 – Southern CAPP
- Reserve – 64MT
- Production cap. – 1.7-1.8mm/yr.
- Mine life – 35+ years
- Capex – $45-50 million

Leading Global Supplier

- Serving customers on 5 continents



Canada/Mexico: 1.9mm tons
Europe: 7.5mm tons
Asia: 2.7mm tons
Africa: 1.3 mm tons
South America: 1.8mm tons
Toledo, OH
Baltimore, MD
Lambert's Point Norfolk, VA
Canada
Sandusky, OH
Ashtabula, OH
New Orleans, LA
Newport News, VA
Mexico
Brazil
Argentina
United Kingdom
Netherlands
Belgium
France
Spain
Italy
Sweden
Finland
Russia
Poland
Germany
Ukraine
Hungary
Austria
Romania
Turkey
Egypt
India
China
South Korea
Japan
South Africa

Pro-forma 2010 Shipments
13.9mm tons Met exports
1.3mm tons Steam exports
15.2mm tons total exports

Supply Flexibility Through Port Diversity

Alpha Natural Resources

Alpha Natural Resources

- Dominion Terminal Associates
- Lamberts Point
- Chesapeake Bay Piers
- International Marine Terminal
- Associated Terminals
- Great Lakes Ports

Massey Energy

- Pier IX
- Lamberts Point
- United Bulk Terminal
- International Marine Terminal
- Associated Terminals
- Great Lakes Ports

Total Pro Forma Port Capacity ~ 25 – 30mm tons


Mississippi
Pittsburgh
Ohio
St. Louis
Baltimore
Chesapeake Bay Piers
Pier IX
Newport News
Norfolk
Dominion Terminal
Lamberts Point
Mississippi
New Orleans
International Marine Terminal
United Bulk Terminal
Associated Terminals
LEGEND:
Pre 6/1/11 Property
Acquired 6/1/11 Property
CSX Railroad
Norfolk Southern Railroad
BNSF
Union Pacific

Operational Diversification

Alpha Natural Resources

- Leading global supplier of metallurgical coal
- Substantial synergies: $220-260MM by mid-2013; plus future benefits of optimization
- Leader in U.S. export capacity: 25-30 MTPA
- Integration on track; Running Right roll-out exceeding expectations


Alpha Coal West
2 Surface Mines
2 Plants & LO's
Amfire
5 Deep Mines
11 Surface Mines
2 Plants & LO's
Pennsylvania Services
2 Deep Mines
2 Plants & LO's
Coal River East
13 Deep Mines
2 Surface Mines
4 Plants & LO's
Coal River West
4 Deep Mines
1 Surface Mine
3 Plants & LO's
Brooks Run West
6 Deep Mines
4 Surface Mines
4 Plants & LO's
Northern Kentucky
11 Deep Mines
3 Surface Mines
4 Plants & LO's
Brooks Run North
11 Deep Mines
2 Surface Mines
4 Plants & LO's
Coal River Surface
5 Surface Mines
2 Plants & LO's
Southern Kentucky
15 Deep Mines
4 Surface Mines
4 Plants & LO's
Virginia
23 Deep Mines
9 Surface Mines
4 Plants & LO's
Brooks Run South
14 Deep Mines
3 Surface Mines
5 Plants & LO's

LO= Loadouts

Significant Synergy Potential

Alpha Natural Resources

- Sales/Marketing/Logistics
- Operations
- SG&A and Sourcing
- Capital Allocation Efficiency

Annual Synergy Run Rates Grow Over Time



$150mm+
$220mm - $260mm
June 1, 2011
Mid-year 2012
Mid-year 2013

Synergy Discussion and Targets – 2013

Sales/Marketing/Logistics - $90M - $110M

- *Coal blending, transportation, product and contract optimization*

Operations - $80mm – $90mm

- *Reduced turnover, plant efficiency, Running Right, improved safety performance*

SG&A and Sourcing - $50mm - $60mm

- *Equipment purchases, parts inventory, public company costs, insurance & surety, headcount redundancies*

Reduction in Combined Capex - $50mm+

- *Repair program, mine proximity, equipment overlap, etc.*

Optimization Creates Sizeable FCF Upside

Alpha Natural Resources

Optimization Process

- *Cultural focus on free cash flow*
- *Ongoing, iterative portfolio view*
- *Highest and best use of resources (capital dollars, employees, equipment)*
- *2-5 year implementation – over and above synergies*
- *Focus on negative FCF mines totaling nearly $150mm per year from 2007-2010*

Implementation Underway & Ongoing

- *Numerous opportunities identified*
- *Projects implemented so far:*
    - *Staffed up Kielty and Aracoma mines; idled Laurel Creek #8*
    - *Added section at Taylor Fork mine; idled Solid mine in N. KY*
    - *Diverted coal to Sidney plant; idled Sprouse Creek plant*
    - *Diverting coal from Long Fork plant to Sidney plant*

Illustrative View: 4-Yr FCF Per Ton

Annualized Basis: 2007-2010



4-Yr Average FCF per ton
$60
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
0
High Performers
Directional Goal
4-Yr FCF: ($580MM)
Middle Performers
Low
Average Annual Sales (mmTons)

Running Right Yields Results

Alpha Natural Resources

- **Massey Integration Progress**
  - *Completed Running Right training for entire 7,300-man workforce by Aug. 31st*
  - *Launched "Leading Right" training designed for supervisory personnel*
  - *Employee involvement is key to Running Right's success*
  - *Employees empowered to share best practices, and recommend efficiency, productivity and safety enhancements*
- **Running Right Results – Building on Success**
- Within legacy Alpha, Running Right has consistently driven:
  - *Workforce empowerment, enhanced morale & employee satisfaction*
  - *Improved safety, environmental, and operating performance*
- Within legacy Massey, Running Right has already achieved:
  - *High levels of employee engagement and very positive feedback*
  - *Significant reduction in voluntary turnover*
  - *Improved safety performance with a 13% YTD incident rate reduction compared to 2010*

Annualized Voluntary Turnover



16%
14%
12%
10%
8%
6%
4%
2%

	Legacy Alpha	Legacy Massey	Legacy Cumberland
July	5%	15%	14%
August	6%	14%	10%
September	6%	10%	10%
October	4%	10%	7%

Running Right Observation Cards



14,000
12,000
10,000
8,000
6,000
4,000
2,000
-

	June	July	August	September
Legacy Alpha	11,778	11,877	12,306	12,425
Legacy Massey	3,128	8,664	10,169	11,188



Alpha Natural Resources

Financial Overview

Resources to Enhance Shareholder Value

ANR: Financial Highlights

Alpha Natural Resources

Revenue



Millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,878
$2,469
$2,496
$3,917
$5,032
2007
2008
2009
2010
2011 YTD

Adjusted EBITDA



Millions
$1,200
$1,000
$800
$600
$400
$200
$-
$234
$394
$541
$796
$954
2007
2008
2009
2010
2011 YTD

Adjusted EPS



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.43
$2.03
$1.98
$2.17
$1.84
2007
2008
2009
2010
2011 YTD

Free Cash Flow



$800
$600
$400
$200
$-
$71
$263
$117
$319
$166
$301
$361
$331
$156
$339
$349
$345
$157
$380
2005
2006
2007
2008
2009
2010
2011 YTD
Alpha Pro Forma Capex
Alpha Pro Forma FCF

2011 YTD results as of 9/30/11

Note: Adjusted EBITDA and EPS are from continuing operations; 2007 and 2008 results are for Alpha only; 2009 results include Foundation from July 31, 2009 forward. Year-to-date includes Massey starting June 1, 2011. Pro forma capex for 2008, 2009, 2010 and 2011 includes the Eagle Butte Lease-By-Application (LBA) bonus bid payments of $36.1 million each year, and the Caballo West LBA for 2011.

FCF = Operating cash flow, less capex

Liquidity Remains Strong Post-Merger

Alpha Natural Resources

($ millions)	Maturity	As of 9/30/11
$1,000mm Revolving Credit Facility	June, 2016	$0
Term Loan A	June, 2016	593
2.375% Convertible Notes	April, 2015	288
3.25% Convertible Notes	August, 2015	659
6.0% Senior Notes (BB/Ba3)	June, 2019	800
6.25% Senior Notes (BB/Ba3)	June, 2021	700
Capital Lease	2035	20
Total Long-term Debt		**$3,060**

Liquidity and Credit Statistics

Cash & Equivalents and marketable securities	$766
Revolver	1,000
Accounts Receivable Securitization Facility	190
Less: Letters of Credit Outstanding	(166)
Total Potential Liquidity	**$1,790**

- Executed $179 million in share repurchases during the third quarter*
  - Approximately 6.7mm shares were repurchased at an average price of $26.74

* Cash balance reflects $174mm of share repurchases as approximately $5 million of the share repurchases settled in early October, 2011

Alpha Natural Resources

Recent Valuation Comparison


6x
5x
4x
3x
Enterprise Value/2012E EBITDA
ANR
Regional
Diversified

Notes: Market data and First Call consensus 2012 EBITDA estimates as of November 10, 2011

Summary Highlights

Alpha Natural Resources

- Leading global met producer with consistent performance enhanced by product and regional diversification
  - *Globally*
    - *#3 in metallurgical coal*
    - *#5 in overall coal*
- More export capacity than any other US producer allows Alpha to take advantage of growing seaborne demand
- Prudent capital expenditure management with consistent free cash flow generation
- Focus on successful post-merger integration, consistent execution and positive free cash-flow generation to enhance shareholder value


994

Alpha Natural Resources







Appendices

www.alphanr.com

3Q11 Reconciliation of Adjusted EBIDTA

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP measures used by management to gauge operating performance and normalized levels of earnings. Alpha defines EBITDA from continuing operations as income from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of acquired intangibles less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to mergers, losses on early extinguishment of debt, UBB expenses, mark-to-market losses on derivative instruments, charges in estimated future costs of water treatment at closed mines less mark-to-market gains on derivative instruments and various gains and losses not expected to recur on a quarterly basis. The definition of adjusted EBITDA from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents EBITDA from continuing operations and adjusted EBITDA from continuing operations as supplemental measures of the company's performance and debt service capacity that may be useful to securities analysts, investors and others. EBITDA from continuing operations and adjusted EBITDA from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations or operating income as determined in accordance with U.S. GAAP. Moreover, EBITDA from continuing operations and adjusted EBITDA from continuing operations are not calculated identically by all companies. A reconciliation of EBITDA from continuing operations and adjusted EBITDA from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure is provided in the table below.

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2011	2010	2011	2010
Income from continuing operations	$ 66,428	$ 32,361	$ 62,889	$ 86,213
Interest expense	49,148	17,834	94,726	58,458
Interest income	(931)	(967)	(2,988)	(2,495)
Income tax expense (benefit)	(4,002)	1,660	2,178	18,010
Depreciation, depletion and amortization	242,699	94,003	475,762	280,228
Amortization of acquired intangibles, net	(73,274)	52,398	(57,023)	173,988
EBITDA from continuing operations	280,068	197,289	575,544	614,402
Loss on early extinguishment of debt	5,212	-	9,768	1,349
Merger related expenses	101,698	10,439	372,037	17,007
UBB expenses	10,636	-	16,417	-
Change in fair value of derivative instruments	(61,701)	(2,459)	(57,392)	(11,880)
Charges in estimated future costs of water treatment at closed mines	37,137	-	37,137	-
Adjusted EBITDA from continuing operations	$ 373,050	$ 205,269	$ 953,511	$ 620,878

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

3Q11 Reconciliation of Adjusted Income

Alpha Natural Resources

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income from Continuing Operations to Income from Continuing Operations
(In Thousands Except Shares and Per Share Data)
(Unaudited)

Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are non-GAAP measures used by management to gauge performance and normalized earnings levels. Alpha defines adjusted income from continuing operations as income from continuing operations plus expenses attributable to mergers, losses on early extinguishment of debt, mark-to-market losses on derivative instruments, changes in estimated future costs of water treatment at closed mines, amortization of acquired intangibles, UBB expenses, less mark-to-market gains on derivative instruments and various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and reversal of reserves for uncertain tax positions, adjustments to deferred taxes due to significant law changes and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings per common share from continuing operations is adjusted income from continuing operations divided by weighted average diluted shares. The definition of adjusted income from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents adjusted income from continuing operations and adjusted earnings per share from continuing operations as supplemental measures of the company's performance that it believes are useful to securities analysts, investors and others in assessing the company's performance over time. Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted earnings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not calculated identically by all companies. A reconciliation of adjusted income from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure, and the weighted average diluted shares used to calculate adjusted diluted earnings per common share from continuing operations are provided in the table below.

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2011	2010	2011	2010
Income from continuing operations	$ 66,428	$ 32,361	$ 62,889	$ 86,213
Merger related expenses	101,698	10,439	372,037	17,007
UBB expenses	10,636	-	16,417	-
Change in fair value of derivative instruments	(61,701)	(2,459)	(57,392)	(11,880)
Changes in estimated future costs of water treatment at closed mines	37,137	-	37,137	-
Amortization of acquired intangibles, net	(73,274)	52,398	(57,023)	173,988
Loss on early extinguishment of debt	5,212	-	9,766	1,349
Estimated income tax effect of above adjustments	(6,195)	(23,531)	(79,366)	(68,409)
Discrete tax charge from non-deductible transaction costs	-	-	5,981	-
Deferred tax charge from change in tax treatment of Medicare Part D deductions	-	-	-	25,566
Adjusted income from continuing operations	$ 79,941	$ 69,208	$ 310,428	$ 223,834
Weighted average shares--diluted	226,281,985	121,498,825	168,833,010	121,767,294
Adjusted diluted earnings per common share from continuing operations	$ 0.35	$ 0.57	$ 1.84	$ 1.84

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.